UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2014

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On July 22, 2014, the Board of Directors of the Company elected Naveen Chopra to serve as a member of the Company’s Board of Directors. Mr. Chopra will participate in the Company’s standard director compensation arrangements applicable to directors who are not employees of the Company, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2014 and incorporated herein by reference. In accordance with the Company’s director compensation program, Mr. Chopra received an option to purchase 150,000 shares of the Company’s common stock at an exercise price of $3.53, the closing price of the Company’s common stock on July 22, 2014. The stock option vests over a period of four years, vesting as to 25% of the underlying shares on the first anniversary of the date of grant and as to the remaining underlying shares in equal quarterly installments thereafter. The stock options vest in full upon a change in control.
Mr. Chopra will serve as a Class III director of the Company and will be nominated for re-election at the 2015 annual meeting of stockholders. Mr. Chopra will not be appointed to a Board committee at this time.
Mr. Chopra has served as Chief Financial Officer and Senior Vice President, Corporate Development and Strategy, of TiVo Inc., a leader in next-generation television services and innovative cloud-based Software-as-a-Service (SaaS) solutions that enable viewers to consume content across all screens in and out-of-the home, since December 2012, and is responsible for overseeing TiVo’s accounting and financial reporting, planning, tax, and treasury functions. Mr. Chopra also manages the company’s strategic initiatives, including strategic planning, mergers and acquisitions, and business development activity. Mr. Chopra joined TiVo in 2003 as Director, Business Development, and later served in several senior leadership positions prior to becoming Chief Financial Officer in 2012. Prior to TiVo, Mr. Chopra was Director of Product Marketing & Business Development at Moxi Digital and before that worked for Microsoft. Mr. Chopra’s experience also includes senior roles at other consumer services companies including Ofoto, Inc, and Ispiri. He is a graduate of Stanford University and Stanford Graduate School of Business.
A copy of the press release announcing the election of Mr. Chopra is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

99.1    Press Release issued by Vonage Holdings Corp. on July 24, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: July 24, 2014	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

Item 9.01.    Financial Statements and Exhibits.

99.1    Press Release issued by Vonage Holdings Corp. on July 24, 2014.